ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2019
Trade and other current receivables [abstract]
ACCOUNTS RECEIVABLE
10. ACCOUNTS RECEIVABLE

As at	December 31, 2019	December 31, 2018
Trade receivables	$241	$8,129
Sales tax and other statutory receivables	13,568	11,357
Other receivables	2,869	665
	$16,678	$20,151

The fair value of receivables approximates their carrying value. None of the amounts included in receivables at December 31, 2019 are past due.

Trade receivables represent the value of gold doré sold as at period end for which the funds are not yet received; gold sales are generally settled within 1-2 weeks after delivery to a refinery. There is no allowance for doubtful accounts or a recorded allowance for credit losses. In determining the recoverability of other receivables, the Company considers any change in the credit quality of the counterparty, with the concentration of the credit risk limited due to the nature of the counterparties involved.